EXHIBIT 10(j)

AMENDMENT NO. 1
TO THE EMPLOYEES’ STOCK OWNERSHIP PLAN OF
AMERICAN WATER WORKS COMPANY, INC. AND
ITS DESIGNATED SUBSIDIARIES
(As Amended and Restated Effective August 1, 1999)

Pursuant to the power reserved to it in Section 13.1 of the Employees’ Stock Ownership Plan of American Water Works Company, Inc. and Its Designated Subsidiaries, as amended and restated effective August 1, 1999 (the “Plan”), American Water Works Company, Inc. hereby amends the Plan, effective July 1, 2001, as follows:

1.    Appendix B to the Plan is hereby amended and restated in its entirety in the form attached hereto to add Long Water Island Water Corporation, Northern Illinois Water Corporation, Northeast Indiana Water Company, and St. Louis County Water Company as designated subsidiaries.

To record the adoption of this Amendment No. 1 to the Plan, American Water Works Company has caused its authorized officers to affix its corporate name and seal this 18th day of December, 2001.

(Corporate Seal)	AMERICAN WATER WORKS COMPANY, INC.

	By:	/s/ W. Timothy Pohl
W. Timothy Pohl

APPENDIX B
LIST OF DESIGNATED SUBSIDIARIES
American Water Works Company, Inc.
        American Commonwealth Company
American Water Resources, Inc.
American Water Services, Inc.*
American Water Works Service Company, Inc.
Arizona-American Water Company
California-American Water Company
Greenwich Water System, Inc.
        Connecticut-American Water Company
        Hampton Water Works Company
        Massachusetts-American Water Company
        New York-American Water Company, Inc.
        The Salisbury Water Supply Company
Hawaii American Water Company
Illinois-American Water Company
        Northern Illinois Water Corporation
Indiana-American Water Company, Inc.
        Northwest Indiana Water Company
Iowa-American Water Company
Kentucky-American Water Company
Long Island Water Corporation
Maryland-American Water Company
Michigan American Water Company
Missouri-American Water Company
        Jefferson City Water Works Company, Inc.
        St. Louis County Water Company
New Jersey-American Water Company, Inc.
New Mexico-American Water Company, Inc.
Ohio-American Water Company
Pennsylvania-American Water Company
Tennessee-American Water Company
Virginia-American Water Company
        United Water Virginia, Inc.
West Virginia-American Water Company
        Bluefield Valley Water Works Company

*    Participating only with respect to certain grandfathered employees.